SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported) February 26, 2004


                             SUREWEST COMMUNICATIONS

             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                                0-556 68-0365195
           (Commission File Number) (IRS Employer Identification No.)

                 200 Vernon Street, Roseville, California 95678
               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 786-6141
              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit 99.1  SureWest  Communications  Press Release  issued  February 26,
2004.

Item 9.  Regulation FD Disclosure.

     The following information is furnished under this "Item 9. Regulation FD Disclosure."

     On February 26, 2004, SureWest Communications issued a press release relating to the indictments returned against a former employee and other individuals, and the ongoing investigation. The press release is attached as
Exhibit 99.1 to this Form 8-K.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SUREWEST COMMUNICATIONS


Date: February 26, 2004 By /s/ Michael D. Campbell
                           -----------------------------------------------------
                           Executive Vice President and Chief Financial Officer

                                  EXHIBIT INDEX



99.1 SureWest Communications Press Release issued February 26, 2004.

                                  NEWS RELEASE
                                  Exhibit 99.1
                                  ------------

                             FOR IMMEDIATE RELEASE